FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



          Date of report (Date of earliest event reported): May 9, 2001
                                                            -----------




                      CHARTER COMMUNICATIONS HOLDINGS, LLC
               CHARTER COMMUNICATIONS HOLDINGS CAPITAL CORPORATION
               ---------------------------------------------------
           (Exact name of registrants as specified in their charters)


                                    Delaware
                                    Delaware
                                    --------
         (State or Other Jurisdiction of Incorporation or Organization)


                  333-77499                                 43-1843179
                333-77499-01                                43-1843177
                ------------                                ----------
           Commission File Number                        (Federal Employer
                                                      Identification Number)

12444 Powerscourt Drive - Suite 400
St. Louis, Missouri                                       63131
--------------------------------------------------        -----
(Address of Principal Executive Offices)                  (Zip Code)

(Registrant's telephone number, including area code)      (314) 965-0555

Item 5. Other Items.

        On May 8, 2001, Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corporation announced their intent to offer Senior and Senior Discount Notes (the "Notes") for estimated proceeds of $1 billion. A copy of the press release is being filed as Exhibit 99.1 with this report.

Item 7.  Exhibits

        Press release dated May 8, 2001.*


-------------
*  filed herewith

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications Holdings, LLC has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                 CHARTER COMMUNICATIONS
                                 HOLDINGS, LLC, a registrant


Dated May 9, 2001                By:  /s/ KENT D. KALKWARF
                                     ---------------------------------------
                                      Name:   Kent D. Kalkwarf
                                      Title:  Executive Vice President and Chief
                                              Financial Officer (Principal
                                              Financial Officer and Principal
                                              Accounting Officer)

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications Holdings Capital Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                 CHARTER COMMUNICATIONS HOLDINGS CAPITAL
                                 CORPORATION,
                                 a registrant


Dated May 9, 2001                By:  /s/ KENT D. KALKWARF
                                     ---------------------------------------
                                      Name:   Kent D. Kalkwarf
                                      Title:  Executive Vice President and Chief
                                              Financial Officer (Principal
                                              Financial Officer and Principal
                                              Accounting Officer)

                                  Exhibit Index


Exhibit
Number           Description
------           -----------

99.1             Press release dated May 8, 2001.

                                                                    Exhibit 99.1


{LOGO OMOITTED}                                                           NEWS



FOR RELEASE: May 8, 2001


                    Charter Communications Holdings, LLC and
               Charter Communications Holdings Capital Corporation
                    to Offer Senior and Senior Discount Notes


        ST. LOUIS - Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corporation, subsidiaries of Charter Communications, Inc. (Nasdaq: CHTR), today announced their intent to offer Senior and Senior Discount Notes (the "Notes") for estimated proceeds of $1 billion.

        The net proceeds of this issuance would be used to pay the majority of the cash portion of the purchase price for the acquisition of certain cable systems from AT&T Broadband announced in February 2001.

        The Notes are being offered to qualified institutional buyers in reliance on Rule 144A. The Notes will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), and, unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the Notes in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

                                    --more--



Charter, page 2

        Charter Communications, a Wired World(TM) company, is among the nation's largest broadband communications companies, currently serving some 6.4 million customers in 40 states. Charter provides a full range of advanced broadband services to the home, including cable television under the Charter Cable TV brand; advanced digital video programming services under the Charter Digital Cable(TM) brand; and high-speed Internet access via Charter Pipeline(TM). Commercial high-speed data, video and Internet solutions are provided under the Charter Business NetworksTM brand. Advertising sales and production services are sold under the Charter MediaTM brand.

        More information about Charter can be found at www.charter.com.

                                      # # #


               Statements in this press release regarding Charter Communications' business that are not historical facts may be "forward-looking statements." Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Important factors that could cause actual results to differ materially from any such forward-looking statements are identified in the reports and documents Charter files from time to time with the U.S. Securities and Exchange Commission.


CONTACTS:
Media                                       Analyst
Andy Morgan, 314.543.2217                   Mary Jo Moehle, 314.543.2397
amorgan@chartercom.com                      mmoehle@chartercom.com